UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2026

SPORTS ENTERTAINMENT GAMING GLOBAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-38508	81-1996183
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5049 Edwards Ranch Rd., 4th Floor

Fort Worth, Texas 76109

(Address of principal executive offices, including zip code)

(737) 787-3798

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	SEGG	The Nasdaq Stock Market LLC
Warrants to purchase one share of common stock, each at an exercise price of $16,100.00	LTRYW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Continued Engagement with Nasdaq Staff on Compliance Plan

On August 20, 2026, Sports Entertainment Gaming Global Corporation (the “Company”) received a letter (the “Nasdaq Letter”) from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that, because the Company has not yet filed its Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2026, and remains delinquent in filing its Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2026, the Company is not in compliance with Nasdaq Listing Rule 5250(c)(1), which requires listed companies to timely file all periodic financial reports required to be filed with the Securities and Exchange Commission.

The Nasdaq Letter is an additional notice of Staff deficiency letters, with prior letters dated April 17, 2026 and May 21, 2026, relating to the Company’s periodic reporting delinquencies. The first of these delinquencies, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, has since been cured; the Company filed that report on July 10, 2026. The delinquencies giving rise to the Nasdaq Letter are the Company’s Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2026 and June 30, 2026, both of which remain outstanding.

The Nasdaq Letter states that any exception granted by the Staff to allow the Company to regain compliance with the Rule will be limited to October 12, 2026, representing 180 calendar days from April 15, 2026, the due date of the Form 10-K (after giving effect to the Company’s Rule 12b-25 extension) — the first delinquent periodic report in this series.

The Nasdaq Letter requests that the Company submit an updated plan to regain compliance no later than September 4, 2026. Following its review of the plan, the Staff will notify the Company in writing of its decision. If the Staff does not accept the Company’s plan, the Company will have the right to appeal that determination to a Nasdaq Hearings Panel pursuant to Listing Rule 5815.

The Nasdaq Letter has no immediate effect on the listing of the Company’s common stock, which will continue to trade on The Nasdaq Capital Market under the symbol “SEGG,” subject to the Company’s compliance with the matters described above.

The Company intends to submit its plan to regain compliance to the Staff by the September 4, 2026 deadline and to work diligently to complete and file its delinquent Quarterly Reports on Form 10-Q for the periods ended March 31, 2026 and June 30, 2026 as promptly as practicable.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPORTS ENTERTAINMENT GAMING GLOBAL CORPORATION

By:	/s/ Robert J. Stubblefield
Name:	Robert J. Stubblefield
Title:	Chief Financial Officer
Date:	August 27, 2026